Exhibit 10.24

WAIVER, AGREEMENT AND AMENDMENT NO. 7 TO CREDIT AGREEMENT AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT

This WAIVER, AGREEMENT, AND AMENDMENT NO. 7 TO CREDIT AGREEMENT AND AMENDMENT TO GUARANTEE AND COLLATERAL AGREEMENT (this “Agreement”) dated as of June 12, 2013 (the “Effective Date”) is among Jones Energy Holdings, LLC, a Delaware limited liability company (the “Borrower”), the undersigned subsidiaries of the Borrower as guarantors (the “Guarantors”), the Lenders (as defined below) and Wells Fargo Bank, N.A. (“Wells Fargo”), in its capacity as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

RECITALS

A.                                    The Borrower is party to that certain Credit Agreement dated as of December 31, 2009 among the Borrower, the financial institutions party thereto from time to time as lenders (the “Lenders”) and the Administrative Agent, as heretofore amended (as so amended, the “Credit Agreement”), and the Borrower and the Guarantors are party to that certain Guarantee and Collateral Agreement dated as of December 31, 2009 among the Borrower, the Guarantors and the Administrative Agent (the “Guarantee and Collateral Agreement”).

B.                                    The Borrower has requested that the Lenders (i) waive the Hedged Volume limitations until the next redetermination of the Borrowing Base and (ii) amend the Credit Agreement to address recent developments under the Dodd-Frank Wall Street Reform and Consumer Protection Act as it relates to Swap Agreements (as defined in the Credit Agreement).

C.                                    The parties hereto also wish to increase the Borrowing Base as set forth herein.

NOW THEREFORE, in consideration of the premises and the mutual covenants, representations and warranties contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1.                                          Defined Terms.  As used in this Agreement, each of the terms defined in the opening paragraph and the Recitals above shall have the meanings assigned to such terms therein.  Unless otherwise specifically defined herein, each term defined in the Credit Agreement, as amended hereby, and used herein without definition shall have the meaning assigned to such term in the Credit Agreement, as amended hereby.

Section 2.                                          Other Definitional Provisions.  Article, Section, Schedule, and Exhibit references are to Articles and Sections of and Schedules and Exhibits to this Agreement, unless otherwise specified.  The words “hereof”, “herein”, and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement.  The term “including” means “including, without limitation,”.  Paragraph headings have been inserted in this Agreement as a matter of convenience for reference only and it is agreed that such paragraph headings are not a part of this Agreement and shall not be used in the interpretation of any provision of this Agreement.

Section 3.                                          Waiver.  The Borrower has informed the Administrative Agent that the Borrower may not be in compliance with the Hedged Volume limitations set forth in Section 9.18(a)(ii) of the Credit Agreement until the Borrowing Base is next redetermined pursuant to the Credit Agreement (as amended hereby) (the Event of Default that would result from such non-compliance as it may continue through and including the effective date of such Borrowing Base redetermination, the “Subject Default”).  Subject to the terms and conditions of this Agreement, the Lenders hereby waive the Subject Default.  The waiver by the Lenders described in this Section 3 is limited to the Subject Default and shall not be construed to be a consent to, or a permanent waiver of, Section 9.18(a)(ii) of the Credit Agreement, or any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or in any of the other Loan Documents.  Except as expressly set forth herein with respect to the Subject Default, the Administrative Agent, the Issuing Bank, and the Lenders expressly reserve all their rights, remedies and claims with respect to the Loan Documents, including (a) the right to exercise any rights and remedies available to them in connection with any other present or future defaults with respect to the Credit Agreement or any other provision of any Loan Document and (b) the rights of the Administrative Agent, the Issuing Bank or any Lender to collect the full amounts owing to them under the Loan Documents.  The description herein of the Subject Default is based upon the information provided to the Lenders on or prior to the date hereof and shall not be deemed to exclude the existence of any other Defaults or Events of Default.  The failure of the Lenders to give notice to the Borrower of any such other Defaults or Events of Default is not intended to be nor shall be a waiver thereof.  The Borrower hereby agrees and acknowledges that the Lenders require and will require strict performance by the Borrower of all of its obligations, agreements and covenants contained in the Credit Agreement and the other Loan Documents, and no inaction or action by the Administrative Agent, the Issuing Bank, or any Lender regarding any Default or Event of Default (including but not limited to the Subject Default) is intended to be or shall be a waiver thereof other than the waiver of the Subject Default expressly provided for in this Section 3.  Other than the waiver of the Subject Default expressly provided for in this Section 3, the Borrower hereby also agrees and acknowledges that no course of dealing and no delay in exercising any right, power, or remedy conferred to any Lender in the Credit Agreement or in any other Loan Documents or now or hereafter existing at law, in equity, by statute, or otherwise shall operate as a waiver of or otherwise prejudice any such right, power, or remedy.

Section 4.                                          Amendments to Credit Agreement.

(a)                                 Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended by adding the following new defined terms in alphabetical order:

“Commodity Exchange Act” means the Commodity Exchange Act (7 U.S.C. § 1 et seq.), as amended from time to time, and any successor statute.

“Excluded Swap Obligation” means, with respect to any Guarantor, any Swap Obligation if, and to the extent that, all or a portion of the guaranty provided by such Guarantor of, or the grant by such Guarantor of a Lien to secure, such Swap Obligation (or any guaranty thereof) is or becomes illegal under the Commodity Exchange Act or any rule, regulation or order of the Commodity Futures Trading Commission (or the application or official interpretation of any thereof) by virtue of such Guarantor’s failure for any reason to constitute an “eligible contract participant” as defined in the Commodity Exchange Act and the regulations thereunder at the time the guaranty by such Guarantor or the grant of such Lien becomes effective with respect to such Swap Obligation.  If a Swap Obligation arises under a master agreement governing more than one swap, such exclusion shall apply only to the portion of such Swap Obligation that is attributable to swaps for which such guaranty or Lien is or becomes illegal.

“Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant guaranty or grant of the relevant Lien becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

 “Swap Obligation” means, with respect to any Guarantor, any obligation to pay or perform under any agreement, contract or transaction that constitutes a “swap” within the meaning of section 1a(47) of the Commodity Exchange Act.

(b)                                 Section 1.02 (Certain Defined Terms) of the Credit Agreement is hereby amended by deleting the defined term “Indebtedness” in its entirety and replacing it with the following corresponding term:

“Indebtedness” means (a) any and all amounts owing or to be owing by any Credit Party (whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising) to the Administrative Agent, the Issuing Bank or any Lender under any Loan Document; (b) Hedge Obligations other than Excluded Swap Obligations; (c) Bank Product Obligations; and (d) all renewals, extensions and/or rearrangements of any of the above.

(c)                                  Section 9.18(a) (Commodity Swap Agreement) of the Credit Agreement is hereby amended by replacing the last sentence of clause (i) in its entirety with the following:

Notwithstanding anything herein to the contrary, including any provision of this clause (i), during the period commencing on the Sixth Amendment Effective Date and ending on the date the Borrowing Base is redetermined after June 13, 2013, the Borrower will not, and will not permit any of the Guarantors to, enter into any Swap Agreement in respect of commodities.

(d)                                 Section 10.02(c) (Remedies) of the Credit Agreement is hereby amended by adding the following new sentence to the end thereof:

Excluded Swap Obligations with respect to any Guarantor shall not be paid with amounts received from such Guarantor or its assets, but at the discretion of the Administrative Agent and to the extent not prohibited under applicable law, appropriate adjustments shall be made with respect to payments from other Credit Parties to preserve the allocation to Indebtedness otherwise set forth above in this Section 10.02(c) assuming that, solely for purposes of such adjustments, Indebtedness includes Excluded Swap Obligations.

Section 5.                                          Amendment to Guarantee and Collateral Agreement.

(a)                                 Article I (Definitions) of the Guarantee and Collateral Agreement is hereby amended by replacing the last sentence appearing in the definition of “Obligations” with the following:

Notwithstanding anything to the contrary contained herein or in any other Loan Document, (A) no Hedge Obligations and no Bank Product Obligations shall be “Obligations” after all Commitments have terminated or expired, all Indebtedness (other than Hedge Obligations, Bank Product Obligations and indemnities and other contingent obligations not then due and payable and as to which no claim has been made as of the time of determination) have been paid in full in cash and all Letters of Credit have expired or terminated or the LC Exposure has been cash collateralized (or as to which other arrangements satisfactory to the Administrative Agent and the Issuing Bank shall have been made) as provided for in the Credit Agreement and (B) no Excluded Swap Obligations shall be “Obligations”.

(b)                                 Article II (Guarantee) of the Credit Agreement is hereby amended by adding the following new Section 2.03 to the end thereof:

Section 2.02                            Keepwell.  Each Qualified ECP Guarantor hereby jointly and severally absolutely, unconditionally and irrevocably undertakes to provide such funds or other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Guarantee and Collateral Agreement in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section 2.02 for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section 2.02, or otherwise under this Guarantee and Collateral Agreement, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount).  The obligations of each Qualified ECP Guarantor under this Section 2.02 shall remain in full force and effect until the Security Termination has occurred.  Each Qualified ECP Guarantor intends that this Section 2.02 constitute, and this Section 2.02 shall be deemed to constitute, a “keepwell, support, or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

Section 6.                                          Increase in the Borrowing Base.  Subject to the terms of this Agreement, as of the Effective Date, the Borrowing Base shall be increased from $490,000,000 to $500,000,000 and such Borrowing Base shall remain in effect at that level until the effective date of the next Borrowing Base redetermination made in accordance with the terms of the Credit Agreement, as amended hereby.  The parties hereto acknowledge and agree that the Borrowing Base redetermination set forth in this Section 6 shall be deemed to be the Scheduled Redetermination scheduled for May 1, 2013 as provided in Section 2.07 of the Credit

Agreement.  Each Lender’s Applicable Percentage of the resulting Borrowing Base, after giving effect to the increase in the Borrowing Base set forth in this Section 6, is set forth in Annex A attached hereto.

Section 7.                                          Credit Parties Representations and Warranties.  Each Credit Party represents and warrants that: (a) after giving effect to this Agreement, the Fifth Amendment Specified Representations are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any such representation or warranty that already is qualified or modified by materiality in the text thereof) on and as of the Effective Date as if made on as and as of such date except to the extent that any such representation or warranty expressly relates solely to an earlier date, in which case such representation or warranty is true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representation or warranty that already is qualified or modified by materiality in the text thereof) as of such earlier date; (b) after giving effect to this Agreement, no Event of Default has occurred and is continuing; (c) the execution, delivery and performance of this Agreement are within the limited liability company power and authority of such Credit Party and have been duly authorized by appropriate limited liability company action and proceedings; (d) this Agreement constitutes the legal, valid, and binding obligation of such Credit Party enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws affecting the rights of creditors generally and general principles of equity; (e) there are no governmental or other third party consents, licenses and approvals required in connection with the execution, delivery, performance, validity and enforceability of this Agreement; and (f) the Liens under the Security Instruments are valid and subsisting and secure the Indebtedness (as such Indebtedness may be increased as a result of the transactions contemplated hereby).

Section 8.                                          Conditions to Effectiveness.  This Agreement shall become effective on the Effective Date and enforceable against the parties hereto upon the occurrence of the following conditions precedent:

(a)                                 The Administrative Agent shall have received:

(i)                                     multiple original counterparts, as requested by the Administrative Agent, of this Agreement duly and validly executed and delivered by duly authorized officers of the Borrower, the Guarantors, the Administrative Agent, and the Lenders;

(ii)                                  a copy of the fully executed amendment or waiver to the Second Lien Term Loan Agreement (“Second Lien Amendment”) in substantially the same form as attached hereto as Exhibit A; and

(iii)                               a certificate, dated as of the Effective Date, duly executed and delivered by the Borrower’s and each Guarantor’s authorized officer as to (A) no change in the officers’ incumbency delivered in connection with the closing of Agreement and Amendment No. 4 to Credit Agreement dated as of November 5, 2012 (“Amendment No. 4”) among the Credit Parties, the Administrative Agent and certain of the Lenders, which amended the Credit Agreement, (B) no change in authorizing resolutions delivered in connection with the closing of Amendment No. 4, and (C) no change in organizational documents delivered in connection with the closing of Amendment No. 4 or, if any such changes have occurred, attaching new incumbency certificates, authorizing resolutions and/or organizational documents, as they case may be.

(b)                                 The representations and warranties in this Agreement shall be true and correct in all material respects.

(c)                                  The Borrower shall have paid the fee required under Section 9(f) below.

Section 9.                                          Acknowledgments and Agreements.

(a)                                 The Borrower acknowledges that on the date hereof all outstanding Indebtedness is payable in accordance with its terms and the Borrower waives any defense, offset, counterclaim or recoupment with respect thereto.

(b)                                 Except as provided in Section 3 above, the Administrative Agent, the Issuing Bank, and the Lenders hereby expressly reserve all of their rights, remedies, and claims under the Loan Documents, as amended hereby.  Except as expressly set forth herein, this Agreement shall not constitute a waiver or relinquishment of (i) any Default or Event of Default under any of the Loan Documents, as amended hereby, (ii) any of the agreements, terms or conditions contained in any of the Loan Documents, as amended hereby, (iii) any rights or remedies of the Administrative Agent, the Issuing Bank, or any Lender with respect to the Loan Documents, as amended hereby, or (iv) the rights of the Administrative Agent, the Issuing Bank, or any Lender to collect the full amounts owing to them under the Loan Documents, as amended hereby.

(c)                                  The Borrower, each Guarantor, the Administrative Agent, the Issuing Bank and each Lender do hereby adopt, ratify, and confirm the Credit Agreement, as amended hereby, and acknowledge and agree that the Credit Agreement, as amended hereby, is and remains in full force and effect, and the Borrower and each Guarantor acknowledge and agree that their respective liabilities and obligations under the Credit Agreement, as amended hereby, the Guarantee and Collateral Agreement, as amended hereby, and the other Loan Documents are not impaired in any respect by this Agreement.

(d)                                 From and after the Effective Date, all references to the Credit Agreement in the Loan Documents shall mean the Credit Agreement, as amended by this Agreement.  This Agreement is a Loan Document for the purposes of the provisions of the other Loan Documents.

(e)                                  The Lenders hereby consent to, and authorizes the Administrative Agent to enter into and deliver, any and all amendments to Security Instruments (including mortgages and deeds of trust) that the Administrative Agent may reasonably deem necessary or prudent in order to exclude any and all “Excluded Swap Obligation” as defined in Section 4(a) above, from the obligations secured by the Liens granted thereunder.  By accepting the benefit of the Liens granted pursuant to the Security Instruments on Property acquired by any Credit Party after the date hereof, each Secured Party not party hereto hereby agrees to the terms of this paragraph (e).

(f)                                   The Borrower hereby agrees to pay a Borrowing Base increase fee for the ratable account of the Lenders equal to 0.50% of the increase in the Borrowing Base effected under Section 6 above.  Such increase fee is (i) due and payable on the Effective Date, (ii) deemed fully earned upon becoming due and payable, (iii) not refundable upon payment thereof, and (iv) in addition to, and not in lieu of, any other fees as the Borrower may have agreed to pay under the Loan Documents.

Section 10.                                   Reaffirmation of the Guaranty.  Each Guarantor hereby ratifies, confirms, acknowledges and agrees that its obligations under the Guarantee and Collateral Agreement, as amended hereby, are in full force and effect and that such Guarantor continues to unconditionally and irrevocably guarantee the full and punctual payment, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations (as defined in the Guarantee and Collateral Agreement, as amended hereby), as such Obligations may have been amended by this Agreement, and its execution and delivery of this Agreement does not indicate or establish an approval or consent requirement by such Guarantor under the Guarantee and Collateral Agreement, as amended hereby, in connection with the execution and delivery of amendments, consents or waivers to the Credit Agreement, the Notes or any of the other Loan Documents.

Section 11.                                   Counterparts.  This Agreement may be signed in any number of counterparts, each of which shall be an original and all of which, taken together, constitute a single instrument.  This Agreement may be executed by facsimile or PDF electronic mail signature, and all such signatures shall be effective as originals.

Section 12.                                   Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted pursuant to the Credit Agreement.

Section 13.                                   Invalidity.  In the event that any one or more of the provisions contained in this Agreement shall for any reason be held invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement.

Section 14.                                   Governing Law.  This Agreement shall be deemed to be a contract made under and shall be governed by and construed in accordance with the laws of the State of Texas.

Section 15.                                   Entire Agreement. THIS AGREEMENT, THE CREDIT AGREEMENT AS AMENDED BY THIS AGREEMENT, THE NOTES, AND THE OTHER LOAN DOCUMENTS CONSTITUTE THE ENTIRE UNDERSTANDING AMONG THE PARTIES HERETO WITH RESPECT TO THE SUBJECT MATTER HEREOF AND SUPERSEDE ANY PRIOR AGREEMENTS, WRITTEN OR ORAL, WITH RESPECT THERETO.

THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

[SIGNATURES BEGIN ON NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

BORROWER:	JONES ENERGY HOLDINGS, LLC

	By:	/s/ Mike S. McConnell
Mike S. McConnell
President

GUARANTORS:	JONES ENERGY, LLC
NOSLEY ASSETS, LLC

	Each by:	/s/ Mike S. McConnell
Mike S. McConnell
President

Signature Page to

Waiver, Agreement and Amendment No. 7 to

Credit Agreement and Amendment to Guarantee and Collateral Agreement

(Jones Energy Holdings, LLC)

ADMINISTRATIVE AGENT/
LENDER:
WELLS FARGO BANK, N.A.,
as the Administrative Agent, a Lender and an Assignor

	By:	/s/ Paul Squires
Paul Squires
Managing Director

Signature Page to

Waiver, Agreement and Amendment No. 7 to

Credit Agreement and Amendment to Guarantee and Collateral Agreement

(Jones Energy Holdings, LLC)

LENDER:	CAPITAL ONE, NATIONAL ASSOCIATION

	By:	/s/ Matthew Molero
	Name:	Matthew Molero
	Title:	Vice President

Signature Page to

Waiver, Agreement and Amendment No. 7 to

Credit Agreement and Amendment to Guarantee and Collateral Agreement

(Jones Energy Holdings, LLC)

LENDER:	UNION BANK, N.A.

	By:	/s/ Lauren Trussell
Lauren Trussell
Vice President

Signature Page to

Waiver, Agreement and Amendment No. 7 to

Credit Agreement and Amendment to Guarantee and Collateral Agreement

(Jones Energy Holdings, LLC)

LENDER:	CREDIT AGRICOLE CORPORATE AND
INVESTMENT BANK

	By:	/s/ Mark Roche
	Name:	Mark Roche
	Title:	Managing Director

	By:	/s/ Sharada Manne
	Name:	Sharada Manne
	Title:	Managing Director

Signature Page to

Waiver, Agreement and Amendment No. 7 to

Credit Agreement and Amendment to Guarantee and Collateral Agreement

(Jones Energy Holdings, LLC)

LENDER:	JPMORGAN CHASE BANK, N.A.

	By:	/s/ Ryan Aman
Ryan Aman
Authorized Officer

Signature Page to

Waiver, Agreement and Amendment No. 7 to

Credit Agreement and Amendment to Guarantee and Collateral Agreement

(Jones Energy Holdings, LLC)

LENDER:	TORONTO DOMINION (NEW YORK) LLC

	By:	/s/ Masood Fikree
	Name:	Masood Fikree
	Title:	Authorized Signatory

Signature Page to

Waiver, Agreement and Amendment No. 7 to

Credit Agreement and Amendment to Guarantee and Collateral Agreement

(Jones Energy Holdings, LLC)

LENDER:	COMERICA BANK

	By:	/s/ Bradley Kuhn
	Name:	Bradley Kuhn
	Title:	CBO

Signature Page to

Waiver, Agreement and Amendment No. 7 to

Credit Agreement and Amendment to Guarantee and Collateral Agreement

(Jones Energy Holdings, LLC)

LENDER:	SUNTRUST BANK

	By:	/s/ Shannon Juhan
	Name:	Shannon Juhan
	Title:	Vice President

Signature Page to

Waiver, Agreement and Amendment No. 7 to

Credit Agreement and Amendment to Guarantee and Collateral Agreement

(Jones Energy Holdings, LLC)

ANNEX A

BORROWING BASE AS OF JUNE 12, 2013*

Name of Lender	Applicable Percentage	Applicable Percentage of the Borrowing Base
Wells Fargo Bank, N.A.	19.38775510204%	$96,938,775.51
Union Bank, N.A.	13.26530612245%	$66,326,530.61
Credit Agricole Corporate and Investment Bank	13.26530612245%	$66,326,530.61
Capital One, National Association	13.26530612245%	$66,326,530.61
JPMorgan Chase Bank, N.A.	13.26530612245%	$66,326,530.61
Toronto Dominion (New York) LLC	9.18367346939%	$45,918,367.35
Comerica Bank	9.18367346939%	$45,918,367.35
SunTrust Bank	9.18367346939%	$45,918,367.35
TOTAL	100.000000000%	$500,000,000.00

*Borrowing Base is subject to redetermination pursuant to the terms of the Credit Agreement, as amended.